UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 21, 2004

SLS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43770	52-2258371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3119 South Scenic, Springfield, Missouri 65807

(Address of Principal Executive Office) (Zip Code)

417/883-4549

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Item 7.     Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 21, 2004

Item 12.   Results of Operations and Financial Condition.

On July 21, 2004, SLS International, Inc. issued a press release regarding the quarter and six months ended June 30, 2004. A copy of such press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SLS INTERNATIONAL, INC. (Registrant)

Date: July 22, 2004	By:	/s/ JOHN M. GOTT
John M. Gott President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated July 21, 2004